Fourth Quarter Results 2022 Janney Bank CEO Forum Exhibit 99.1

Cautionary Notes and Additional Disclosures 2 DATES AND PERIODS PRESENTED Unless otherwise noted, “20YY” refers to either the corresponding fiscal year-end date or the corresponding 12-months (i.e. fiscal year) then ended. “MMM-YY” refers to either the corresponding quarter-end date, or the corresponding three-month period then ended. CAUTIONARY NOTE REGARDING FORWARD LOOKING STATEMENTS This presentation may contain certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934. These statements include, but are not limited to, descriptions of the financial condition, results of operations, asset and credit quality trends, profitability, projected earnings, future plans, strategies and expectations of Citizens Community Bancorp, Inc. (“CZWI” or the “Company”) and its subsidiary, Citizens Community Federal, National Association (“CCFBank”) . The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and is including this statement for purposes of complying with those safe harbor provisions. Forward-looking statements, which are based on certain assumptions of the Company, are generally identifiable by use of the words “believe,” “expect,” “estimates,” “intend,” “anticipate,” “estimate,” “project,” “on pace,” “seek,” “target,” “potential,” “focus,” “may,” “preliminary,” “could,” “should” or similar expressions. These forward-looking statements express management’s current expectations or forecasts of future events, and by their nature, are subject to risks and uncertainties. Therefore, there are a number of factors that might cause actual results to differ materially from those in such statements. These uncertainties include conditions in the financial markets and economic conditions generally; adverse impacts to the Company or CCFBank arising from the COVID-19 pandemic; the possibility of a deterioration in the residential real estate markets; interest rate risk; lending risk; the sufficiency of loan allowances; changes in the fair value or ratings downgrades of our securities; competitive pressures among depository and other financial institutions; our ability to maintain our reputation; our ability to realize the benefits of net deferred tax assets; our ability to maintain or increase our market share; acts of terrorism and political or military actions by the United States or other governments; legislative or regulatory changes or actions, or significant litigation, adversely affecting the Company or CCFBank; increases in FDIC insurance premiums or special assessments by the FDIC; disintermediation risk; our inability to obtain needed liquidity; our ability to successfully execute our acquisition growth strategy; risks posed by acquisitions and other expansion opportunities, including difficulties and delays in integrating the acquired business operations or fully realizing the cost savings and other benefits; our ability to raise capital needed to fund growth or meet regulatory requirements; the possibility that our internal controls and procedures could fail or be circumvented; our ability to attract and retain key personnel; our ability to keep pace with technological change; cybersecurity risks; changes in federal or state tax laws; changes in accounting principles, policies or guidelines and their impact on financial performance; restrictions on our ability to pay dividends; and the potential volatility of our stock price. Stockholders, potential investors and other readers are urged to consider these factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward- looking statements. Such uncertainties and other risks that may affect the Company's performance are discussed further in Part I, Item 1A, "Risk Factors," in the Company's Form 10-K, for the year ended December 31, 2020 filed with the Securities and Exchange Commission ("SEC") on March 8, 2021, the Company’s Form 10-Qs for the quarters ended March 31, 2021, June 30, 2021, and September 30, 2021 filed with the SEC on May 6, 2021, August 5, 2021, and November 8, 2021, and the Company's subsequent filings with the SEC. The Company undertakes no obligation to make any revisions to the forward-looking statements contained herein or to update them to reflect events or circumstances occurring after the date hereof. NON-GAAP FINANCIAL MEASURES These slides contain non-GAAP financial measures. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of the registrant's historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows (or equivalent statements) of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. In this regard, GAAP refers to generally accepted accounting principles in the United States. Non·GAAP financial measures referred to herein include net income as adjusted, EPS as adjusted, ROAA as adjusted, return on average tangible common equity (ROATCE), ROATCE as adjusted, tangible book value, tangible book value per share, efficiency ratio as adjusted and tangible common equity / tangible assets. Reconciliations of all Non·GAAP financial measures used herein to the comparable GAAP financial measures in the appendix at the end of this presentation. SOURCE Unless otherwise noted, internal Company documents

Investment Summary Stable Markets Strong earnings and ROATCE profile with capacity and infrastructure to grow organically 3 Returns Asset Quality Diverse stable geographies and industries mitigate risk and enhance steady growth prospects Sound underwriting practices and portfolio administration have produced strong credit performance Capital Ratios Strong bank capital ratios and improving holding company ratios Shareholder Friendly Board and Executive Management commitment to the company’s stock evidenced by approved share repurchase authorizations in November 2020 and July 2021 and open market purchases

Values Our six main values are: integrity, commitment, innovation, collaboration, focus, and sustainability. Vision Make more possible for our customers, colleagues, communities, and shareholders! Mission Provide the best products, service, and ideas to our customers every interaction every day. Culture & Engagement 4 89.2% 82.3% 76.1% 87.1% 73.7% 86.5% 4.4% 7.7% 12.3% 3.7% 8.4% 4.6% 0.0% 25.0% 50.0% 75.0% 100.0% Overall Role Team Supervisor Compensation Organization Colleague Engagement Favorable Unfavorable Excellent Target Favorable Target Unfavorable Target 50% 15% 75%

Performance Objectives Increase Tangible Book and Shareholder Value Maintain Strong Asset Quality Metrics Increase Operating Leverage Sustainable Business Practices Targeted growth in TBV of 8-10% and achieve ROA and ROE in the upper half of its peer group Reduce loan deferrals under Section 4013 of the CARES Act and hold NPAs, classifieds and NCOs at or below peer group Maintain efficiency ratio in the 60% range by growing revenue and controlling expenses Execute sustainable business practices that strengthen our culture and communities, foster equity, diversity and inclusion and ensure sound corporate and board governance 5

Franchise Footprint Minnesota Wisconsin Source: S&P Global Market Intelligence 0 0 0 0 0 0 0 0 0 0 6

Recent Franchise Expansion CZWI has successfully transformed the Company from a consumer bank to a commercial bank, which has strengthened the earnings profile and franchise value through M&A and organic growth.  Total Assets Loans Receivable  Total Deposits Source: S&P Global Market Intelligence, company filings 7 $574 $733 $759 $1,177 $1,238 $1,192 $1,182 $1,249 $1,311 $558 $743 $747 $1,196 $1,295 $1,380 $1,371 $1,408 $1,388 $696 $941 $975 $1,531 $1,649 $1,732 $1,714 $1,753 $1,740 2016 FY 2017 FY 2018 FY 2019 FY 2020 FY Mar-21 Jun-21 Sep-21 Dec-21 July 2019 Assets: $192mm Tomah, WI May 2016 Assets: $154mm Rice Lake, WI 2 Central Bank branches February 2016 Deposits: $27mm Northwestern WI August 2017 Assets: $269mm Wells, MN October 2018 Assets: $269mm Osseo, WI

Source: S&P Global Market Intelligence, eauclairedevelopment.com, greatermankato.com, Google Images, US Bureau of Labor Statistics  CZWI operates in diverse markets within the northwestern region of Wisconsin, metro Twin Cities and the Mankato, Minnesota MSA Eau Claire:  Features a broad-based, diverse economy, which is driven by commercial, housing, retail and medical industries. October 2021 MSA unemployment was 1.9%, 21st lowest of the 389 US MSAs Mankato:  The Mankato market also possesses a broad-based, diverse economy, which is driven by manufacturing, agribusiness, health care and education. October 2021 MSA unemployment was 2.0%, 30st lowest of the 389 US MSAs Mankato Area EmployersEau Claire Area Employers Market Demographics 8

Net Income and Diluted EPS Source: S&P Global Market Intelligence, company filings Net Income as Adjusted and Diluted EPS Income as Adjusted are non-GAAP financial measures, which management believes may be helpful in understanding the Company's results of operations or financial position and comparing results over different periods. Reconciliation of Net Income and Diluted EPS Income as Adjusted to the comparable GAAP financial measure can be found in the appendix of this presentation. These measures should not be viewed as a substitute for operating results determined in accordance with GAAP. 9 $2,499 $4,283 $9,463 $12,725 $21,266 $5,506 $4,706 $4,997 $6,057 $4,221 $4,962 $10,675 $12,425 $21,339 $5,582 $4,706 $4,997 $6,057 -$1,000 $4,000 $9,000 $14,000 $19,000 $24,000 2017 2018 2019 2020 2021 Mar‐21 Jun‐21 Sep‐21 Dec‐21 Net Income Net Income Net Income as Adjusted $0.46 $0.58 $0.85 $1.14 $1.98 $0.50 $0.44 $0.47 $0.58 $0.78 $0.68 $0.96 $1.11 $1.99 $0.51 $0.44 $0.47 $0.58 $0.00 $0.20 $0.40 $0.60 $0.80 $1.00 $1.20 $1.40 $1.60 $1.80 $2.00 2017 2018 2019 2020 2021 Mar‐21 Jun‐21 Sep‐21 Dec‐21 Diluted EPS Diluted EPS Diluted EPS Income as Adjusted

Book Value, Tangible Book Value and Core Net Revenue Detail Source: S&P Global Market Intelligence, company filings Tangible book value per share is a non-GAAP measure which management believes may be helpful in better assessing capital adequacy. The reconciliation of Tangible book value per share can be found in the appendix of this presentation. These measures should not be viewed as substitutes for operating results determined in accordance with GAAP. 10 $9.78 $11.05 $9.89 $11.18 $11.39 $11.95 $12.37 $12.90$12.48 $12.46 $13.36 $14.52 $14.75 $15.33 $15.77 $16.27 $0.00 $2.00 $4.00 $6.00 $8.00 $10.00 $12.00 $14.00 $16.00 $18.00 2017  FY 2018 FY 2019 FY 2020 FY Mar‐21 Jun‐21 Sep‐21 Dec‐21 BOOK VALUE AND TANGIBLE BOOK VALUE PER SHARE TANGIBLE BOOK VALUE PER SHARE BOOK VALUE PER SHARE $22,878 $29,764 $42,686 $43,673 $40,532 $- $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 $70,000 2017 2018 2019 2020 2021 YTD CORE NET REVENUE DETAIL NET INTEREST INCOME NON-INTEREST INCOME NON-INTEREST EXPENSE $58,488 $68,703 $69,491 $27,019 $37,673

Return on average assets as adjusted, return on average tangible common equity (ROATCE) and ROATCE as adjusted are non-GAAP measures, which management believes may be helpful in better understanding the underlying business performance trends related to average assets and average tangible equity. Reconciliations of ROAA as adjusted, ROTCE, and ROTCE as adjusted can be found in the appendix of this presentation. These measures should not be viewed as substitutes for operating results determined in accordance with GAAP. Return on Average Assets and Return on Average Tangible Common Equity Source: SEC filings and Company documents 11 0.34% 0.45% 0.68% 0.80% 1.23% 0.58% 0.52% 0.76% 0.78% 1.24% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% 2017 2018 2019 2020 2021 ROAA ROAA ROAA INCOME AS ADJUSTED 4.3% 4.8% 9.0% 11.0% 16.6% 7.3% 5.6% 10.1% 10.8% 16.7% 0.0% 5.0% 10.0% 15.0% 20.0% 2017 2018 2019 2020 2021 ROATCE ROATCE ROATCE INCOME AS ADJUSTED

Efficiency Ratio, Net Interest Income (NII) and Net Interest Margin (NIM) The efficiency ratio as adjusted is a non-GAAP measure, which management believes may be helpful in better understanding the underlying business performance trends related to non-interest expense. A reconciliation of the efficiency ratio as adjusted to its comparable GAAP financial measure can be found in the appendix of this presentation. This measure should not be viewed as a substitute for operating results determined in accordance with GAAP. 12 85% 79% 73% 64% 58% 56% 61% 60% 56% 75% 78% 68% 64% 58% 55% 61% 60% 56% 40% 45% 50% 55% 60% 65% 70% 75% 80% 85% 90% 2017 2018 2019 2020 2021 Mar‐21 Jun‐21 Sep‐21 Dec‐21 EFFICIENCY RATIO EFFICIENCY RATIO EFFICIENCY RATIO AS ADJUSTED $20,077 $22,268 $30,303 $43,513 $50,255 $53,667 3.27% 3.31% 3.42% 3.37% 3.40% 3.34% 2.50% 3.00% 3.50% 4.00% 4.50% 5.00% 5.50% 6.00% $- $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 2016 FY 2017 FY 2018 FY 2019 FY 2020 FY 2021 FY NII AND NIM NET INTEREST INCOME NET INTEREST MARGIN

Capital Ratios Note: 2018 FY represents the completion of the 2018 offering of $65 million, but does not include the acquisition of United Bank Source: S&P Global Market Intelligence, company filings 13 6.6% 12.7% 7.7% 7.7% 7.5% 7.5% 7.6% 7.9% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 18.0% 20.0% 2017 FY 2018 FY 2019 FY 2020 FY Mar-21 Jun-21 Sep-21 Dec-21 LEVERAGE RATIO 8.8% 16.8% 9.1% 10.5% 11.0% 10.4% 9.7% 9.7% 0.0% 5.0% 10.0% 15.0% 20.0% 2017 FY 2018 FY 2019 FY 2020 FY Mar-21 Jun-21 Sep-21 Dec-21 COMMON EQUITY TIER 1 RATIO 12.0% 19.8% 11.2% 14.3% 14.9% 14.2% 13.2% 13.1% 0.0% 5.0% 10.0% 15.0% 20.0% 2017 FY 2018 FY 2019 FY 2020 FY Mar-21 Jun-21 Sep-21 Dec-21 TOTAL CAPITAL RATIO Tangible common equity/tangible assets is a non-GAAP measure, which management believes may be helpful in better understanding the underlying business performance trends related to tangible assets and tangible common equity. A reconciliation of tangible common equity and tangible assets to its comparable financial measure can be found in the appendix of the presentation. This measure should not be viewed as a substitute for operating results determined in accordance with GAAP. 6.2% 12.6% 9.9% 7.7% 7.3% 7.6% 7.6% 7.9% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 18.0% 20.0% 2017 FY 2018 FY 2019 FY 2020 FY Mar-21 Jun-21 Sep-21 Dec-21 TANGIBLE COMMON EQUITY / TANGIBLE ASSETS

Asset Quality 0.82% 0.89% 0.88% 1.38% 1.41% 1.43% 1.35% 1.29%1.25% 1.11% 1.25% 1.55% 1.61% 1.59% 1.50% 1.40% 1.77% 1.84% 1.72% 1.54% 1.43% 0.00% 0.30% 0.60% 0.90% 1.20% 1.50% 1.80% 2.10% 2017 FY 2018 FY 2019 FY 2020 FY Mar‐21 Jun‐21 Sep‐21 Dec‐21 ALLOWANCE FOR LOAN LOSSES (ALLL) ALL AS A % OF TOTAL LOANS ALL ALLOCATED TO ORIGINATED LOANS AS  A % OF ORIGINATED LOANS ALL ALLOCATED TO ORIGINATED LOANS AS  A % OF ORIGINATED LOANS, NET OF SBA PPP LOANS 1.49% 1.14% 1.41% 0.70% 0.54% 0.51% 0.69% 0.76% 0.00% 0.30% 0.60% 0.90% 1.20% 1.50% 1.80% 2.10% 2017 FY 2018 FY 2019 FY 2020 FY Mar-21 Jun-21 Sep-21 Dec-21 NON-PERFORMING ASSETS (NPA) / ASSETS CCF ORIGINATED NPA/ASSETS CCF ACQUIRED NPA/ASSETS 14 73.90% 81.04% 51.19% 150.38% 143.03% 0.00% 20.00% 40.00% 60.00% 80.00% 100.00% 120.00% 140.00% 160.00% 2017 FY 2018 FY 2019 FY 2020 FY FY 2021 ALLL / NON-PERFORMING LOANS (NPL) ALLL/NPL 0.07% 0.07% 0.08% 0.08% 0.06% 0.01% 0.00% -0.03% -0.20% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 2017 FY 2018 FY 2019 FY 2020 FY Mar-21 Jun-21 Sep-21 Dec-21 NET CHARGE OFFS (NCOS)/ AVERAGE LOANS NCOS / AVERAGE LOANS

Citizens Community Bancorp Inc.

COVID-19 Related Loan Deferrals

Dollars in Thousands

COVID-19 Deferrals	December 31, 2021 Balance		December 31, 2021 Number of Loans
Commercial Deferrals			
Hotel Loans	$	5,953	1
Other Commercial Loans		-	-
Total Commercial Deferrals		5,953	1
Residential Deferrals		671	5
Consumer Deferrals		-	-
Total Deferrals	$	6,624	6

Commercial Loan Deferral Expiration by Quarter	December 31, 2021 Balance		December 31, 2021 Number of Loans
Hotel Loans			
Quarter Ending March 31, 2022	$	5,953*	1
Total Hotel Loans		5,953	1
Other Commercial Loans			
Quarter Ending March 31, 2022	$	-	-
Total Other Commercial Loans		-	-
Total Commercial Deferral Expirations	$	5,953	1

*Interest only deferral – borrower provided two years of principal and interest payments at time of deferral

15

Citizens Community Bancorp Inc.

Loan Portfolio

9/30/2016



Consumer
33%
CRE, C&I, Ag.
Related, C&D
34%
Residential &
HELOC
33%

12/31/2021



Consumer
2%
Residential & HELOC
7%
CRE, C&I, Ag.
Related, C&D
91%

($000s)	Sep-16	Sep-17	Sep-18	Dec-19	Dec-20	Mar-21	Jun-21	Sep-21	Dec-21	
Commercial Real Estate	$54,600	$109,024	$156,735	$420,383	$425,283	$432,439	$476,695	$553,781	$610,214	
Housing related CRE	$53,475	$77,166	$108,029	$181,084	$204,544	$201,738	$204,558	$240,565	$266,600	
Commercial & Industrial	$31,001	$55,251	$76,254	$133,734	$116,553	$95,933	$100,484	$107,135	$122,167	
Ag. Real Estate / Ag. Operating	$42,845	$91,875	$97,066	$123,143	$101,580	$98,817	$100,572	$106,565	$110,083	
Construction & Development	$16,580	$19,708	$17,739	$86,410	$98,517	$90,732	$90,788	$85,538	$79,520	**Q4 2021**
Residential mortgage and Purchased HELOC loans	$187,738	$247,634	$209,781	$184,739	$137,646	$127,622	$111,695	$103,702	$94,861	**4.73%**
Indirect Consumer Installment	$168,294	$115,287	$78,245	$39,585	$25,851	$23,186	$20,377	$17,689	$15,971	**Yield**
Consumer Installment	$19,715	$20,668	$18,844	$18,186	$13,213	$11,864	$10,944	$9,930	$8,874	
Gross Loans Ex SBA PPP Loans	**$574,248**	**$736,613**	**$762,693**	**$1,187,264**	**$1,123,187**	**$1,082,331**	**$1,116,113**	**$1,224,905**	**$1,308,290**	
SBA PPP Loans	$0	$0	$0	$0	$123,702	$118,931	$74,925	$31,301	$8,755	
Total Gross Loans	**$574,248**	**$736,613**	**$762,693**	**$1,187,264**	**$1,246,889**	**$1,201,262**	**$1,191,038**	**$1,256,206**	**$1,317,045**	

16

Citizens Community Bancorp Inc.

Commercial Loan Portfolio

- CZWI has transformed its loan portfolio through organic growth and acquisitions
- Change has occurred from a primarily consumer focused portfolio to a diversified mix consisting of commercial real estate, agricultural and commercial business loans
- Credit quality remains a focus in conjunction with loan growth
- Transformation of the loan portfolio has occurred through both acquisitions and organic growth



COMMERCIAL LOANS EX SBA PPP LOANS
Originated Commercial Loan CAGR - 41%
$1,000,000
$900,000
$800,000
$700,000
$600,000
$500,000
$400,000
$300,000
$200,000
$100,000
$0
$108,649
$47,007
$169,238
$91,911
$289,930
$68,827
$535,620
$285,991
$650,375
$194,522
$637,735
$183,107
$704,724
$167,819
$833,614
$153,405
$938,995
$139,506
Sep-16
Sep-17
Sep-18
Dec-19
Dec-20
Mar-21
Jun-21
Sep-21
Dec-21
Total Gross Originated Commercial Loans
Total Gross Acquired Commercial Loans

($000s)	Sep-16	Sep-17	Sep-18	Dec-19	Dec-20	Mar-21	Jun-21	Sep-21	Dec-21
Originated Commercial Loans:									
Commercial real estate	$58,768	$97,155	$168,319	$302,546	$351,113	$365,603	$420,565	$508,540	$578,395
Multi-family real estate	$18,935	$24,486	$44,767	$71,877	$112,731	$111,503	$113,790	$150,094	$174,050
Construction and development	$12,977	$12,399	$14,648	$71,467	$91,241	$83,936	$89,586	$84,399	$78,613
Commercial and industrial	$17,969	$35,198	$62,196	$89,730	$95,290	$76,693	$80,783	$90,581	$107,937
Total Gross Originated Commercial Loans	**$108,649**	**$169,238**	**$289,930**	**$535,620**	**$650,375**	**$637,735**	**$704,724**	**$833,614**	**$938,995**
Acquired Commercial Loans:									
Commercial real estate	$30,172	$62,807	$48,384	$211,913	$156,562	$149,586	$139,497	$129,784	$120,070
Multi-family real estate	$200	$1,742	$3,294	$15,131	$9,421	$7,485	$7,401	$5,928	$4,299
Construction and development	$3,603	$7,309	$3,091	$14,943	$7,276	$6,796	$1,220	$1,139	$907
Commercial and industrial	$13,032	$20,053	$14,058	$44,004	$21,263	$19,240	$19,701	$16,554	$14,230
Total Gross Acquired Commercial Loans	**$47,007**	**$91,911**	**$68,827**	**$285,991**	**$194,522**	**$183,107**	**$167,819**	**$153,405**	**$139,506**
Total Gross Commercial Loans	**$155,656**	**$261,149**	**$358,757**	**$821,611**	**$844,897**	**$820,842**	**$872,543**	**$987,019**	**$1,078,501**

17

Citizens Community Bancorp Inc.

SBA PPP Loans and Net Deferred Loan Fee Accretion

Dollars in Millions

	2020 Originations		2021 Originations		Total	
	Balance	Net Deferred Fee Income	Balance	Net Deferred Fee Income	Balance	Net Deferred Fee Income
SBA PPP Loans, December 31, 2020	$ 123.7	$ 3.0	$ -	$ -	$ 123.7	$ 3.0
SBA PPP Loan Originations	-	-	47.5	1.8	47.5	1.8
SBA PPP Loan Forgiveness and Fee Accretion	(52.2)	(1.7)	-	(0.1)	(52.2)	(1.8)
Balance, March 31, 2021	71.5	1.3	47.5	1.7	119.0	3.0
SBA PPP Loan Originations	-	-	8.3	1.7	8.3	1.7
SBA PPP Loan Forgiveness and Fee Accretion	(50.1)	(1.0)	(2.3)	(0.3)	(52.4)	(1.3)
Balance, June 30, 2021	21.4	0.3	53.5	3.1	74.9	3.4
SBA PPP Loan Originations	-	-	0.1	-	0.1	-
SBA PPP Loan Forgiveness and Fee Accretion	(18.3)	(0.3)	(25.4)	(1.6)	(43.7)	(1.9)
Balance, September 30, 2021	3.1	-	28.2	1.5	31.3	1.5
SBA PPP Loan Originations	-	-	-	-	-	-
SBA PPP Loan Forgiveness and Fee Accretion	(1.0)	-	(21.6)	(1.2)	(22.6)	(1.2)
Balance, December 31, 2021	$ 2.1	$ -	$ 6.6	$ 0.3	$ 8.7	$ 0.3

18

Deposit Composition  Focus has been on transforming the deposit composition to core deposits  Deposit transformation and growth has been achieved through both acquisitions and organic initiatives 9/30/2016 12/31/2021 Source: S&P Global Market Intelligence, company filings Non Interest Bearing Demand 8% Interest Bearing Demand 9% MMDA & Savings 34% CDs 49% 19 Non Interest Bearing Demand 20% Interest Bearing Demand 28% MMDA & Savings 37% CDs 15% ($000) S e p-16 S e p-17 S e p-18 De c-19 De c-20 Ma r-21 J un-21 S e p-21 De c-21 Non-interes t-bearing demand depos its $45,408 $75,318 $87,495 $168,157 $238,348 $257,042 $253,097 $280,611 $276,631 Interes t bearing demand depos its $48,934 $147,912 $139,276 $223,102 $301,764 $352,302 $375,005 $381,315 $396,231 Q4 2021 S avings accounts $52,153 $102,756 $97,329 $156,599 $196,348 $222,448 $220,698 $229,623 $222,674 C ost of De posits Money market accounts $137,234 $125,749 $109,314 $246,430 $245,549 $258,942 $263,390 $291,242 $288,985 0.36% C ertificate accounts $273,948 $290,769 $313,115 $401,414 $313,247 $289,468 $259,036 $225,524 $203,014 T ota l De posits $557,677 $742,504 $746,529 $1,195,702 $1,295,256 $1,380,202 $1,371,226 $1,408,315 $1,387,535 Depos it C ompos ition - Q uarter L ookback

Appendix 20

Citizens Community Bancorp Inc.

Net Interest Margin Analysis

($ Dollars in Thousands)	Quarter ended December 31, 2021 Average Balance	Interest Income/ Expense	Average Yield/ Rate	Quarter ended September 30, 2021 Average Balance	Interest Income/ Expense	Average Yield/ Rate	Quarter ended June 30, 2021 Average Balance	Interest Income/ Expense	Average Yield/ Rate	Quarter ended March, 31 2021 Average Balance	Interest Income/ Expense	Average Yield/ Rate
Average interest earning assets:												
Cash and cash equivalents	$ 45,758	$ 15	0.13%	$ 111,192	$ 50	0.18%	$ 113,561	$ 28	0.10%	$ 129,642	$ 29	0.09%
Loans receivable	1,271,956	15,158	4.73%	1,192,636	14,537	4.84%	1,186,439	13,960	4.72%	1,213,562	14,517	4.85%
Interest-bearing deposits	1,512	8	2.10%	1,512	8	2.10%	1,754	9	2.06%	3,437	20	2.36%
Investment securities (1)	296,444	1,404	1.88%	303,325	1,412	1.85%	283,557	1,308	1.85%	202,981	885	1.77%
Non-marketable equity securities, at cost	15,081	177	4.66%	14,961	168	4.46%	15,020	173	4.62%	15,038	169	4.56%
Total interest earning assets	$ 1,630,751	$ 16,762	4.08%	$ 1,623,626	$ 16,175	3.95%	$ 1,600,331	$ 15,478	3.88%	$ 1,564,660	$ 15,620	4.05%
Average interest-bearing liabilities:												
Total deposits	$ 1,112,210	$ 1,261	0.45%	$ 1,131,985	$ 1,354	0.47%	$ 1,118,950	$ 1,521	0.55%	$ 1,089,362	$ 1,714	0.64%
FHLB Advances & Other Borrowings	170,475	1,117	2.60%	169,891	1,133	2.65%	171,261	1,126	2.64%	122,294	1,142	2.56%
Total interest bearing liabilities	$ 1,282,685	$ 2,378	0.74%	$ 1,301,876	$ 2,487	0.76%	$ 1,290,211	$ 2,647	0.82%	$ 1,211,656	$ 2,856	0.91%
Net interest income		$ 14,384			$ 13,688			$ 12,831			$ 12,764	
Interest Rate Spread			**3.34%**			**3.19%**			**3.06%**			**3.14%**
Net interest margin			**3.50%**			**3.34%**			**3.22%**			**3.31%**

(1) Fully taxable equivalent. The average yield on tax exempt securities is computed on a tax equivalent basis using a tax rate of 21% for the quarters ended December 31, September 30, 2021, June 30, 2021, and March 31, 2021.

Source: S&P Global Market Intelligence, company filings

21

Interest Rate Risk 22 (1) Assumes an immediate and parallel shift in the yield cure at all maturities. Note: The tables above may not be indicative of future results.  At December 31, 2021 At September 30, 2021 +300 bp ‐5% ‐3% +200 bp ‐3% ‐2% +100 bp ‐1% ‐1% ‐100 bp ‐1% 6%  At December 31, 2021 At September 30, 2021 +300 bp ‐11% ‐7% +200 bp ‐7% ‐4% +100 bp ‐4% ‐2% ‐100 bp 0% 1% Percent Change in Economic Value of Equity (EVE)Change in Interest Rates In Basis Points ("bp") Rate Shock in Rates (1) Change in Interest Rates In Basis Points ("bp") Rate Shock in Rates (1) Percent Change in Net Interest Income Over One Year  Horizon

Citizens Community Bancorp Inc.

Reconciliation of Non-GAAP Financial Measures

Reconciliation of GAAP Earnings and Core Earnings (non-GAAP):

	FY 2017	FY 2018	FY 2019	FY 2020	FY 2021	Mar-21	Jun-21	Sep-21	Dec-21
GAAP pre-tax earnings	$ 3,822	$ 6,609	$ 12,277	$ 17,280	$ 28,959	$ 7,451	$ 6,426	$ 6,816	$ 8,266
Merger related costs (1)	$ 1,860	$ 463	$ 3,880	$ -	$ -	$ -	$ -	$ -	$ -
Branch closure costs (2)	$ 951	$ 26	$ 15	$ 165	$ -	$ -	$ -	$ -	$ -
Settlement proceeds (3)	$ (283)	$ -	$ -	$ (131)	$ -	$ -	$ -	$ -	$ -
FHLB borrowings prepayment fee (4)	$ 104	$ -	$ -	$ -	$ 102	$ 102	$ -	$ -	$ -
Audit and Financial Reporting (5)	$ -	$ -	$ 358	$ -	$ -	$ -	$ -	$ -	$ -
Net gain on sale of branch	$ -	$ -	$ (2,295)	$ -	$ -	$ -	$ -	$ -	$ -
Net gain on sale of acquired business lines (6)	$ -	$ -	$ -	$ (432)	$ -	$ -	$ -	$ -	$ -
Income before provision for income taxes as adjusted (7)	$ 6,454	$ 7,098	$ 14,235	$ 16,882	$ 29,061	$ 7,553	$ 6,426	$ 6,816	$ 8,266
Provision for income tax on pre-tax earnings as adjusted (8)	$ 2,233	$ 1,798	$ 3,260	$ 4,457	$ 7,722	$ 1,971	$ 1,720	$ 1,819	$ 2,209
Tax impact of certain acquired BOLI policies (9)	$ -	$ -	$ 300	$ -	$ -	$ -	$ -	$ -	$ -
Tax cuts and Jobs Act of 2017 (10)	$ -	$ 338	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Total provision for income tax as adjusted	$ 2,233	$ 2,136	$ 3,560	$ 4,457	$ 7,722	$ 1,971	$ 1,720	$ 1,819	$ 2,209
Net income as adjusted (non-GAAP) (7)	$ 4,221	$ 4,962	$ 10,675	$ 12,425	$ 21,339	$ 5,582	$ 4,706	$ 4,997	$ 6,057
GAAP diluted earnings per share, net of tax	$ 0.46	$ 0.58	$ 0.85	$ 1.14	$ 1.98	$ 0.50	$ 0.44	$ 0.47	$ 0.58
Merger related costs, net of tax	$ 0.22	$ 0.06	$ 0.27	$ -	$ -	$ -	$ -	$ -	$ -
Branch related costs, net of tax	$ 0.12	$ -	$ -	$ 0.01	$ -	$ -	$ -	$ -	$ -
Settlement proceeds	$ (0.03)	$ -	$ -	$ (0.01)	$ -	$ -	$ -	$ -	$ -
FHLB borrowings prepayment fee	$ 0.01	$ -	$ -	$ -	$ 0.01	$ 0.01	$ -	$ -	$ -
Tax impact of certain acquired BOLI policies (9)	$ -	$ -	$ (0.03)	$ -	$ -	$ -	$ -	$ -	$ -
Tax Cuts and Jobs Act of 2017 tax provision (10)	$ -	$ 0.04	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Audit and Financial Reporting, net of tax	$ -	$ -	$ 0.02	$ -	$ -	$ -	$ -	$ -	$ -
Net gain on sale of branch	$ -	$ -	$ (0.15)	$ -	$ -	$ -	$ -	$ -	$ -
Net gain on sale of acquired business lines	$ -	$ -	$ -	$ (0.03)	$ -	$ -	$ -	$ -	$ -
Diluted earnings per share, as adjusted, net of tax (non-GAAP)	$ 0.78	$ 0.68	$ 0.96	$ 1.11	$ 1.99	$ 0.51	$ 0.44	$ 0.47	$ 0.58
Average diluted shares outstanding	5,378,548	7,335,247	11,121,435	11,161,811	10,726,539	10,985,994	10,789,843	10,622,595	10,516,130

23

(1) All costs incurred are presented as professional fees and other non-interest expense in the consolidated statement of operations and include costs $0, $0, $0, $0, $0, $0, $341,000, $350,000, and $565,000 for the three months ended December 31, 2021 September 30, 2021, June 30 , 2021 and March 31, 2021 and years ended December 31, 2021, December 31, 2020, December 31, 2019, September 30, 2018, and September 30, 2017, respectively, which are nondeductible expenses for federal income tax purposes. (2) Branch closure costs include severance pay recorded in compensation and benefits, accelerated depreciation expense and lease termination fees included in occupancy and other costs included in other non-interest expense in the consolidated statement of operations. In addition, other non- interest expense includes costs related to the reduction in valuation of a closed branch office in the fourth quarter of fiscal 2017 and costs associated with three branch closures during the quarter ended December 31, 2020. Professional services includes legal costs related to the sale of the Michigan branch included in these Branch closure costs during the quarter ended March 31, 2019. (3) Settlement proceeds includes litigation income from a JP Morgan Residential Mortgage-Backed Security (RMBS) claim. This JP Morgan RMBS was previously owned by the Bank and sold in 2011. (4) The prepayment fee to restructure our FHLB borrowings is included in other non-interest expense in the consolidated statement of operations. (5) Audit and financial reporting costs include additional audit and professional fees related to the change in our year end from September 30 to December 31, effective December 31, 2018. (6) Net gain on sale of acquired business lines resulted from (1) the sale of Wells Insurance Agency and (2) the termination and sale of the wealth management business line sales contract acquired in a former acquisition. (7) Income before provision for income tax as adjusted and net income as adjusted are non-GAAP measures that management believes enhances the markets ability to assess the underlying business performance and trends related to core business activities. (8) Provision for income tax on pre-tax income as adjusted is calculated at our effective tax rate for each respective period presented. (9) Tax impact of certain acquired BOLI policies from United Bank. (10) As a result of the Tax Cuts and Jobs Act of 2017, we recorded a one-time net tax provision of $338,000 in 2018, which is included in provision for income taxes expense in the consolidated statement of operations. 24 Reconciliation of Non-GAAP Financial Measures

Citizens Community Bancorp Inc.

Reconciliation of Non-GAAP Financial Measures

Return on Average Assets (ROAA) as Adjusted

(In thousands except ROAA and ROAA as adjusted)

	2017	2018	2019	2020	2021	Mar-21	Jun-21	Sep-21	Dec-21
Net Income	$ 2,499	$ 4,283	$ 9,463	$ 12,725	$ 21,266	$ 5,506	$ 4,706	$ 4,997	$ 6,057
Net Income as adjusted	$ 4,221	$ 4,962	$ 10,675	$ 12,425	$ 21,339	$ 5,582	$ 4,706	$ 4,997	$ 6,057
Average assets	$ 731,407	$ 954,912	$ 1,398,482	$ 1,594,053	$ 1,722,483	$ 1,682,064	$1,716,394	$1,748,065	$1,751,609
Return on average assets	0.34%	0.45%	0.68%	0.80%	1.23%	1.33%	1.10%	1.13%	1.37%
Return on average assets as adjusted	0.58%	0.52%	0.76%	0.78%	1.24%	1.35%	1.10%	1.13%	1.37%

Return on Average Tangible Common Equity (ROATCE) as Adjusted

(In thousands except ROATCE and ROATCE as adjusted)

	2017	2018	2019	2020	2021	Mar-21	Jun-21	Sep-21	Dec-21
Common Equity	$ 73,483	$ 135,847	$ 150,553	$ 160,564	$ 170,866	$ 160,662	$ 164,016	$ 165,926	$ 170,866
Less: Goodwill	(10,444)	(10,444)	(31,498)	(31,498)	(31,498)	(31,498)	(31,498)	(31,498)	(31,498)
Less: Core Deposit and other intangibles	(5,449)	(4,805)	(7,587)	(5,494)	(3,898)	(5,095)	(4,696)	(4,297)	(3,898)
Tangible Common Equity (TCE)	**$ 57,590**	**$ 120,598**	**$ 111,468**	**$ 123,572**	**$ 135,470**	**$ 124,069**	**$ 127,822**	**$ 130,131**	**$ 135,470**
Average Tangible Common Equity	$ 58,300	$ 89,094	$ 105,340	$ 115,313	$ 127,793	$ 123,088	$ 125,967	$ 129,208	$ 132,569
Net Income	$ 2,499	$ 4,283	$ 9,463	$ 12,725	$ 21,266	$ 5,506	$ 4,706	$ 4,997	$ 6,057
Net Income as adjusted	$ 4,221	$ 4,962	$ 10,675	$ 12,425	$ 21,339	$ 5,582	$ 4,706	$ 4,997	$ 6,057
ROATCE	4.3%	4.8%	9.0%	11.0%	16.6%	18.1%	15.0%	15.3%	18.1%
ROATCE as adjusted	7.2%	5.6%	10.1%	10.8%	16.7%	18.4%	15.0%	15.3%	18.1%

Note: All quarterly periods are annualized for net income / net income as adjusted.

25

Reconciliation of Non-GAAP Financial Measures Note: All quarterly periods are annualized for net income / net income as adjusted 26 2017 2018 2019 2020 2021 Mar‐21 Jun‐21 Sep‐21 Dec‐21 Non‐interest Expense (GAAP) 22,878$            29,764$               42,686$               43,673$               40,532$               9,489$                 10,198$                 10,320$               10,525$               Merger related costs (1,860)               (463)                     (3,880)                  ‐                             ‐                             ‐                             ‐                              ‐                            ‐                            Branch Closure costs (951)                  (26)                        (15)                        (165)                      ‐                             ‐                             ‐                              ‐                            ‐                            Audit and financial  reporting ‐                         ‐                            (358)                      ‐                             ‐                             ‐                             ‐                              ‐                            ‐                            Prepayment fee (104)                  ‐                            ‐                             ‐                             (102)                      (102)                      ‐                              ‐                            ‐                            Non‐interest expense as adjusted 19,963$            29,275$               38,433$               43,508$               40,430$               9,387$                 10,198$                 10,320$               10,525$               Non‐interest income 4,751$              7,370$                 14,975$               18,448$               15,824$               4,176$                 3,793$                   3,448$                 4,407$                 Net interest margin 22,268              30,303                 43,513                 50,255                 53,667                 12,764                 12,831                   13,688                 14,384                 Efficiency ratio denominator (GAAP) 27,019              37,673                 58,488                 68,703                 69,491                 16,940                 16,624                   17,136                 18,791                 Net gain on sale of branch ‐                         ‐                            (2,295)                  ‐                             ‐                             ‐                             ‐                              ‐                            ‐                            Net gain on sale of acquired business  l ines ‐                         ‐                            ‐                             (432)                      ‐                             ‐                             ‐                              ‐                            ‐                            Settlement proceeds (283)                  ‐                            ‐                             (131)                      ‐                             ‐                             ‐                              ‐                            ‐                            Efficiency ratio denominator as adjusted 26,736$            37,673$               56,193$               68,140$               69,491$               16,940$               16,624$                 17,136$               18,791$               Efficiency ratio 85% 79% 73% 64% 58% 56% 61% 60% 56% Efficiency ratio as adjusted 75% 78% 68% 64% 58% 55% 61% 60% 56% 2017 2018 2019 2020 2021 Mar‐21 Jun‐21 Sep‐21 Dec‐21 Total  Stockholders' equity 73,483$            135,847$            150,553$             160,564$             170,866$             160,662$             164,016$              165,926$            170,866$            Less:  Goodwil l (10,444)             (10,444)                (31,498)                (31,498)                (31,498)                (31,498)                (31,498)                  (31,498)                (31,498)                Less:  Core deposit and intangibles (5,449)               (4,805)                  (7,587)                  (5,494)                  (3,898)                  (5,095)                  (4,696)                    (4,297)                  (3,898)                  Tangible book value (non‐GAAP) 57,590$            120,598$            111,468$             123,572$             135,470$             124,069$             127,822$              130,131$            135,470$            Shares outstanding 5,888,816        10,913,853         11,266,954         11,056,349         10,502,442         10,893,872         10,696,075           10,518,885         10,502,442         Book Value 12.48$              12.45$                 13.36$                 14.52$                 16.27$                 14.75$                 15.33$                   15.77$                 16.27$                 TBVPS 9.78$                11.05$                 9.89$                    11.18$                 12.90$                 11.39$                 11.95$                   12.37$                 12.90$                 2017 2018 2019 2020 2021 Mar‐21 Jun‐21 Sep‐21 Dec‐21 Total  Assets 940,664$         975,409$            1,167,060$         1,649,095$         1,739,628$         1,732,294$         1,714,472$           1,753,477$         1,739,628$         Less:  Goodwil l (10,444)             (10,444)                (31,498)                (31,498)                (31,498)                (31,498)                (31,498)                  (31,498)                (31,498)                Less:  Core deposit and intangibles (5,449)               (4,805)                  (7,587)                  (5,494)                  (3,898)                  (5,095)                  (4,696)                    (4,297)                  (3,898)                  Tangible Assets (non‐GAAP) 924,771$         960,160$            1,127,975$         1,612,103$         1,704,232$         1,695,701$         1,678,278$           1,717,682$         1,704,232$         Tangible Common Equity / Tangible Assets 6.2% 12.6% 9.9% 7.7% 7.9% 7.3% 7.6% 7.6% 7.9% Efficiency Ratio as Adjusted Tangible Book Value Per Share (TBVPS) as Adjusted Tangible Common Equity / Tangible Assets (In thousands except Tangible Common Equity / Tangible Asets) (In thousands except Shares Outstanding, Book Value and TBVPS) (In thousands except Efficiency Ratio and Efficiency Ratio as adjusted)

Citizens Community Bancorp Inc.

Disciplined Acquisition Strategy

- Strategic consolidation of community banks
  - Provides scale and operating efficiencies
  - Adds experienced and knowledgeable banking talent
  - Opportunity to continue commercial loan growth
  - Opportunity to drive down cost of funds
  - Adds portfolios of seasoned loans
- Maintain disciplined approach
  - Low loan to deposit ratio
  - Low-cost deposit funding
  - Attractive market share
  - Compelling noninterest income
- Enhance the performance of acquired banks
  - Developed core competency evaluating, structuring, acquiring and integrating target banks
- Target markets – Select Midwest Markets
  - Wisconsin – Northwestern/Western/North Central
  - Minnesota – Areas in or in close proximity to micropolitan or metropolitan markets
  - Iowa – Northern Iowa only
- Size Criteria
  - Banks with assets between $200 million and $1.0 billion
- There are 90 banks within our target markets that meet our size criteria

Source: S&P Global Market Intelligence

Areas of Potential Acquisition Opportunities



CZWI Locations
Potential Markets
Duluth
Superior
Rice Lake
Eau Claire
Wausau
Minneapolis
St. Paul
Mankato
Mason City
La Crosse
Winona
Rochester

	Total Banks	Median Asset Size
Banks $200M - $500M	61	303,093
Banks $500M - $750M	22	603,323
Banks $750M - $1.0B	7	812,616

27

Leadership Team Stephen M. Bianchi Chairman of the Board President & CEO Mr. Stephen M. Bianchi, also known as Steve, has been the Chief Executive Officer and President of Citizens Community Bancorp, Inc. and Citizens Community Federal since June 24, 2016. He has been Chairman of Citizens Community Bancorp, Inc. since October 2018 and Citizens Community Federal National Association. As a 34-year banking veteran, Mr. Bianchi served in several senior management positions at Wells Fargo Bank and with Associated Bank. He served as the Chief Executive Officer at HF Financial Corp. from October 2011 and its President from April 2010 to May 2015. Mr. Bianchi served as the Chief Executive Officer and President of Home Federal Bank, a subsidiary of HF Financial Corp. from August 2012 to May 2015. He served as the Interim Chief Executive Officer and Interim President of HF Financial Corp. from October 2011 until July 2012. Mr. Bianchi served as Senior Vice President at Associated Bank, where he served as Minnesota Regional President and Minnesota Regional Commercial Banking Manager from July 2006 to April 2010. Before that, he served as Twin Cities Business Banking Manager for Wells Fargo Bank, where he held several other management positions over 14 years. He has been a Director of Citizens Community Bancorp, Inc. since May 25, 2017. He has been a Director of Citizens Community Federal since June 24, 2016. Mr. Bianchi received his B.S. degree in Finance and M.B.A. from Providence College. James S. Broucek Executive VP, CFO Principal Accounting Officer, Treasurer & Secretary Mr. James S. Broucek, also known as Jim, has been Chief Financial Officer and Principal Accounting Officer at Citizens Community Bancorp, Inc and Citizens Community Federal since October 31, 2017. He serves as Executive Vice President, CFO, Treasurer, and Secretary of Citizens Community Bancorp, Inc. and of Citizens Community Federal National Association. He served as a Senior Manager of Wipfli LLP (“Wipfli”) from December 2013 to October 2017. Before joining Wipfli, Mr. Broucek held several positions with TCF Financial Corporation (“TCF Financial”) and its subsidiaries from 1995 to 2013, with his last position being Treasurer of TCF Financial. Prior to joining TCF Financial, Mr. Broucek served as the Controller of Great Lakes Bancorp. Mr. Broucek is a 34-year bank veteran. Mr. Broucek holds a B.A. in mathematics and business administration with a concentration in accounting from Hope College. 28